Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into effective as of January 3, 2006, by and between Cygne Designs, Inc., a Delaware corporation (the “Company”), and Diversifed Apparel Resources, LLC (f/k/a Commerce Clothing Company, LLC), a California limited liability company (“Diversified”).

RECITALS:

WHEREAS, on the date hereof Diversified is acquiring, pursuant to the Conversion Agreement (as defined below), shares of the Company’s Common Stock; and

WHEREAS, Diversified wishes to acquire, and the Company is willing to grant, certain registration rights with respect to the shares of the Company’s Common Stock which Diversified acquires pursuant to the Conversion Agreement and certain other securities, which rights are set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties as set forth herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Conversion Agreement” shall mean that certain Note Conversion Agreement, dated as of the date hereof, by and among Diversified and the Company, as amended, modified or supplemented from time to time.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Company’s common stock, $.01 par value per share.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and shall include any successor statute.

“register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registered Securities” shall mean Registrable Securities the offer and sale of which have been registered under the Securities Act pursuant to a registration statement filed with and declared effective by the Commission.

“Registrable Securities” shall mean shares of Common Stock acquired by Diversified pursuant to the Note Conversion Agreement together with any shares of Common Stock issued or issuable upon any combination, merger, stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Expenses” shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration, filing and National Association of Securities Dealers, Commission and stock exchange fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger, telecommunications, mailing and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or NASDAQ, and all fees, charges and disbursements of any special experts retained by the Company in connection with any registration of the Registrable Securities, regardless of whether any Registration Statement filed in connection with the Registrable Securities is declared effective, but excluding Selling Expenses, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, or any successor rule then in force.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder, and shall include any successor statute.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any expenses of Diversified, including the fees and disbursements of any law firm or accounting firm retained by Diversified.

Section 2. Registration Obligations of the Company.

(a) The Company’s Undertaking. On or before the 30th calendar day following the date hereof (as such date may be extended pursuant to Section 2(b), the “Filing Date”), the Company shall prepare and file with the Commission a registration statement,m or shall amend the current registration statement filed with the Commission on September 23, 2005, covering the resale of all of the Registrable Securities for an offering (together with any amendments and supplements, the “Registration Statement”). The Registration Statement required hereunder shall be on Form S-1 or any successor form, in which case the registration shall be on another appropriate form in accordance herewith. The Company shall use its commercially reasonable efforts to cause the Registration Statement and the registration of the Registered Securities thereunder to be declared effective by the Commission no later than the earlier of (i) 90 calendar days following the date hereof (or 150 calendar days following the date hereof in the event of a full review by the Commission), and (ii) 10 calendar days following the date on which the Company is notifed by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments (the “Effectiveness Date”).

(b) Liquidated Damages. If: (i) a Registration Statement is not filed on or prior to the Filing Date; except if Diversified fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to Diversified pursuant to Section 5 hereof, in which case the Filing Date shall be extended until five business days following the date of receipt by the Company of such required information, or (ii) the Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date, or (iii) after the Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or Diversified is not permitted to utilize the prospectus therein to resell such Registrable Securities, or in any such cases ten business days (which need not be consecutive days) in the aggregate during any 12-month period (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date on which such ten business day period is exceeded being referred to as “Event Date”), then in addition to any other rights Diversified may have hereunder or under applicable law: (x) on each such Event Date, the Company shall pay to Diversified an amount in cash, as liquidated damages and not as a penalty, equal to .05% of the value (based on the average closing price of the Common Stock for the five business days preceding, but not including, the date of this Agreement) of the Registrable Securities then held by Diversified; and (y) on each monthly anniversary of each such Event Date, (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to Diversified an amount in cash, as liquidated damages and not as a penalty, equal to .05% of the value (based on the average closing price of the Common Stock for the five business days preceding, but not including, the date of this Agreement) of any Registrable Securities then held by Diversified. Notwithstanding the foregoing, the Filing Date and the Effectiveness Date shall be extended and no liquidated damages shall be due to Diversified (or any other person) hereunder if, and to the extent, such extension is due to delays caused by the failure of Diversified to deliver to the Company any information that the Company requires to satisfy the requirements of Regulation S-X under the Securities Act (“Regulation S-X”) in respect of the Registration Statement, or the failure of Ernst & Young, independent accountants for Diversified, to deliver a letter, dated as of a date not more than two days prior to the Filing Date or the Effectiveness Date, as the case may be, in form and substance reasonably satisfactory to the Company, to the effect that (x) they are independent accountants within the meaning of the Securities Act, (y) in their opinion, the financial statements of the Acquired Business included in the Registration Statement which were reported on by such firm and the unaudited financial statements of the business acquired from Diversified (the “Acquired Business”)included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Acquired Business financial statements included in the Registration Statement satisfy the requirements of Regulation S-X, and (z) covering such other matters as are customary in accountants’ comfort letters delivered in connection with underwritten public offerings (collectively, “Permitted Delay Events”).

(c) Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as possible:

(1) Furnish to Diversified and the underwriters, if any, not less than two days prior to the filing of such documents with the Commission, copies of the proposed Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference after the initial filing of the Registration Statement, which documents will be subject to the review of Diversified and any such underwriters;

(2) Prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement or if necessary, file a new registration statement covering the then remaining Registrable Securities, subject to the terms and conditions hereof (which registration statement shall for purposes hereof be deemed to be a Registration Statement upon the filing thereof) and prospectus supplements pursuant to Rule 424 under the Securities Act as may be necessary to keep such registration effective for (i) a period of twelve (12) months, (ii) until Diversified has completed the distribution described in the Registration Statement or (iii) until all Registrable Securities may be freely sold without any volume, timing or other restrictions pursuant to Rule 144 or otherwise, whichever last occurs;

(3) Cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such prospectus;

(4) Furnish such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and other documents incident thereto, including any amendment of or supplement to the prospectus as Diversified from time to time may reasonably request;

(5) Notify Diversified as promptly as commercially practicable (i)(A) when any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifes the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to Diversified); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Diversified, promptly prepare and furnish to Diversified a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(6) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(7) Cause all such Registered Securities to be listed on each securities exchange or national automated quotation system on which similar securities issued by the Company are then listed or, if not then listed, cause such Registered Securities to be included on the OTC Bulletin Board or whatever exchange or national automated quotation system, if any, the Board of Directors of the Company determines is appropriate;

(8) Provide a transfer agent and registrar for all Registered Securities and a CUSIP number for all such Registered Securities, in each case not later than the effective date of such registration;

(9) Make available for inspection during regular business hours by Diversified, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Diversified or such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by Diversified or such underwriter, attorney or accountant in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such

Records is, in the opinion of counsel for Diversified, reasonably necessary to avoid or correct any misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the disclosure of such Records is required by any governmental regulatory body with jurisdiction over any seller of Registrable Securities. Diversified, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, shall notify the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(10) Cooperate with Diversified and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing the Registered Securities to be sold, without any restrictive legends, in such denominations and registered in such names as the managing underwriter(s) may request at least two business days prior to any sale thereof to the underwriters, if applicable;

(11) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(12) In connection with any underwritten offering pursuant to the Registration Statement filed pursuant to Section 2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of the Registrable Securities, provided such underwriting agreement contains customary underwriting, indemnification and contribution provisions, which indemnification and contribution provisions shall be in all material respects similar to the provisions of Section 4 hereof;

(13) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Diversified reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Diversified to consummate the disposition in such jurisdictions of the Registrable Securities owned by Diversified (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(14) Use its best efforts to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Diversified to consummate the disposition of such Registrable Securities; and

(15) Take all such other actions as the underwriters, if any, and Diversified in all other cases reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or combination of shares).

(d) Notwithstanding the foregoing, in addition to the Permitted Delay Events, the Company may delay the filing of the Registration Statement for a reasonable period of time (not to exceed 45 days at any one time and not to be exercised more than once in any 365-day period) and shall not be liable for liquidated damages as provided in Section 2(b) if within five days of the decision of the Board of Directors of the Company to delay such filing, the Company provides Diversified with a certificate signed by the Chairman of the Board of Directors of the Company stating that, in the good faith judgment of the Board of Directors of the Company, the filing of the Registration Statement would require disclosure of information not otherwise then required to be disclosed and that such disclosure would adversely affect any material business opportunity, transaction or negotiation then contemplated by the Company. The Company shall give prompt notice to Diversified of the end of any delay period under this subsection.

Section 3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by Diversified.

Section 4. Indemnification; Contribution.

(a) To the extent permitted by law, the Company will indemnify Diversified, each of its officers, directors, members and partners, and each person controlling Diversified, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, each director and controlling person of the Company and each officer of the Company who signed the Registration Statement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements, if such settlements are effected with the written consent of the Company, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like, any amendments or supplements thereto and any documents incorporated by reference therein) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any other applicable securities laws or other federal, state or common law or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse Diversified, each of its officers, directors, members and partners, and each person controlling Diversified, each such director, controlling person and officer, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Diversified or such underwriter and stated to be specifically for use therein. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of Diversified and shall survive the transfer of Registrable Securities by Diversified.

(b) To the extent permitted by law, Diversified will indemnify the Company, each of its directors, officers and controlling persons, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act or the Exchange Act or the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, members, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, action or proceeding, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Diversified and stated to be specifically for use therein; provided, however, that the liability of Diversified hereunder shall be limited to an amount equal to the net proceeds received by Diversified from the sale of Registered Securities as contemplated herein giving rise to such liability.

(c) Each party entitled to indemnification under this Section 4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure to notify materially adversely affects the Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 4 shall for any reason be unenforceable or otherwise unavailable by an Indemnified Party, although otherwise available in accordance with its terms, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages, liabilities or expenses with respect to which such Indemnified Party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Indemnifying Party or the Indemnified Party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and Diversified agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal fees, charges or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any action or claim which is the subject hereof. In no case, however, shall Diversified be responsible for a portion of the contribution obligation in excess of the net proceeds received by Diversified from the sale of securities as contemplated herein giving rise to such liability. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

(e) Anything to the contrary contained in this Section 4 notwithstanding, Diversified shall not be liable for any indemnification or contribution in excess of the net proceeds received by it from any sale of Registrable Securities which has been registered hereunder.

Section 5. Obligations of Diversified. Diversified shall (i) furnish to the Company such information regarding Diversified and the distribution proposed by Diversified as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement, and (ii) complete and execute all questionnaires, powers of attorney, underwriting agreements and other documents required under the terms of any underwriting agreement.

Section 6. Transfer or Assignment of Registration Rights. The rights to cause the Company to register the securities granted to Diversified by the Company under Section 2 may be transferred or assigned by Diversified to a permitted transferee or assignee of any of Diversified’s Registrable Securities; provided, however, that the Company is given written notice by Diversified at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided, further, that the transferee or assignee of such rights assumes the obligations of Diversified under this Agreement.

Section 7. Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of Diversified to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

Section 8. Governing Law; Consent to Jurisdiction. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by and construed in accordance with the laws of the State of California, without application of the conflicts of laws principles thereof. The Company and Diversified hereby consent and agree that the state or federal courts located in Los Angeles County, City of Los Angeles, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties pertaining to this Agreement or to any matter arising out of or relating to this Agreement; provided, that the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of Los Angeles County. The Company and Diversified expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and each party hereby waives any objection that such credit party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. The Company and Diversified hereby waive personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such party at the address specified in Section 12 of this Agreement and that service so made shall be deemed completed upon such party’s actual receipt thereof. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

Section 9. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, executors and administrators of the parties hereto.

Section 10. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Diversified.

Section 11. Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys fees’ in addition to any other available remedy.

Section 12. Notices, etc. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, by recognized overnight courier marked for overnight delivery, or by registered or certified mail, postage prepaid, addressed as follows: (a) if to Diversified, 5804 E. Slauson Ave., Diversified, California 90040, fax: (323) 728-1641, Attention: Hubert Guez, or (c) if to the Company, 11 West 42nd Street, New York, New York 10036, fax: (212) 997-7758, Attention: President, or such other addresses as shall be furnished by like notice by such party. All such notices and communications shall, when sent by facsimile (immediately thereafter confirmed by telephone), be effective when sent, or if sent by nationally recognized overnight courier service, be effective one business day after the same has been delivered to such courier service marked for overnight delivery, or, if mailed, be effective when received.

Section 13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable as written, a court of competent jurisdiction shall, at any party’s request, reform the terms of this Agreement to the extent necessary to cause such otherwise invalid provisions to be enforceable under applicable law.

Section 14. Titles and Subtitles. The titles of the sections, paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

CYGNE DESIGNS, INC.

By:	/s/ Bernard Manuel
Name:	Bernard Manuel
Title:	President

DIVERSIFIED APPAREL RESOURCES, LLC

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:	President